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                                  EXHIBIT 23(a)

                                   CONSENT OF
                              KPMG PEAT MARWICK LLP

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                              ACCOUNTANTS' CONSENT





The Board of Directors
Compass Bancshares, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG PEAT MARWICK LLP



Birmingham, Alabama
November 1, 1999